QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2013

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35805 (Commission File Number)	20-1496201 (IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        Boise Cascade Company (the "Company") is filing this Current Report on Form 8-K to update the Company's audited financial statements, which were included under "Part II—Item 8. Financial Statements and Supplementary Data" of the Company's Annual Report on Form 10-K for the year ended December 31, 2012 (the "2012 Form 10-K"), filed with the SEC on March 7, 2013. The Company's registration statement on Form S-8 filed on February 26, 2013, currently incorporates by reference the financial statements contained in the 2012 Form 10-K. By filing this Current Report on Form 8-K, the Company is updating such financial statements.

        On April 9, 2013, the Company's registration statement on Form S-4 relating to the exchange offer of its 6 3/8% Senior Notes due 2020 was declared effective (the "Form S-4"). In accordance with Rule 3-10 of Regulation S-X under the Securities Exchange Act of 1934, as amended, the audited financial statements for the year ended December 31, 2012 contained in the Form S-4 included consolidating guarantor and nonguarantor financial information as a note to such financial statements to present the consolidating statements of comprehensive income (loss), consolidating balance sheets, and consolidating statements of cash flows of the Company and its guarantor and nonguarantor subsidiaries for the periods presented therein. Such information was not required to be included until such time as the Company had a registered security that is guaranteed.

        Only the update described above is being made to the Company's audited financial statements for the year ended December 31, 2012. For convenience, the Company has reproduced the entire text of the affected section of the 2012 Form 10-K, which is being filed as Exhibit 99.1 hereto and incorporated by reference herein.

        Information in the 2012 Form 10-K is generally stated as of December 31, 2012 and this filing does not reflect any subsequent information or events. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K and the Company's other filings with the Securities and Exchange Commission. Other filings contain important information regarding events, developments and updates to certain events and expectations of the Company that have occurred since the filing of the 2012 Form 10-K.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of KPMG LLP
99.1	Financial Statements and Supplementary Data (updated to include Note 18, Consolidating Guarantor and Nonguarantor Financial Information).

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY
By	/s/ JOHN T. SAHLBERG John T. Sahlberg Senior Vice President, Human Resources and General Counsel

Date: April 16, 2013

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of KPMG LLP
99.1	Financial Statements and Supplementary Data (updated to include Note 18, Consolidating Guarantor and Nonguarantor Financial Information).

QuickLinks

  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits .
SIGNATURE
EXHIBIT INDEX